RULE 497 (e)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-53836,
                                                           333-90737, 333-112217

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY


                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT J

                        SUPPLEMENT DATED JANUARY 17, 2007
                                       TO
                          PROSPECTUS DATED MAY 1, 2006


         Effective January 31, 2007 the subaccounts investing in the 40|86 Series Trust Money Market Portfolio ("Money Market Portfolio"), 40|86 Series Trust Fixed Income Portfolio ("Fixed Income Portfolio") and 40|86 Series Trust Government Securities Portfolio ("Government Securities Portfolio") are no longer being offered for sale. Contract owners currently invested in the Money Market Portfolio, Fixed Income Portfolio and Government Securities Portfolio will be permitted to purchase additional shares through January 31, 2007. Jefferson National Life Insurance Company ("Jefferson National") has learned that the Board of Trustees of the 40|86 Series Trust intends to liquidate the Money Market Portfolio, Fixed Income Portfolio and Government Securities Portfolio on or about March 23, 2007.

         In addition, the Money Market Portfolio, Fixed Income Portfolio and Government Securities Portfolio will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic rebalancing, or systematic withdrawals. On January 31, 2007 we will reassign the percentages previously assigned to these Portfolios to the PIMCO VIT Money Market Portfolio. If you want us to treat your allocations differently, please call the Administrative Office at 866-667-0561.

         On or about March 23, 2007 (the "Substitution Date"), Jefferson National will purchase shares of the PIMCO VIT Money Market Portfolio ("PIMCO Money Market Portfolio") with the proceeds it receives from the liquidation of the Money Market Portfolio, Fixed Income Portfolio and Government Securities Portfolio.

         The investment objective and policies of the PIMCO Money Market Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.

               The PIMCO VIT Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The PIMCO VIT Money Market Portfolio invests at least 95% of assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

         If you have not transferred out of the Money Market Portfolio, Fixed Income Portfolio or Government Securities Portfolio by the Substitution Date, Jefferson National will automatically invest any monies Jefferson National receives upon the liquidation of the Money Market Portfolio, Fixed Income Portfolio and Government Securities Portfolio into the subaccount investing in the PIMCO Money Market Portfolio.

         After the Substitution Date, if you have not voluntarily transferred out of the Money Market Portfolio, Fixed Income Portfolio or Government Securities Portfolio, you will be sent a written confirmation statement and notice informing you that the substitution into the PIMCO Money Market Portfolio has been carried out. You are not required to transfer monies out of the PIMCO Money Market Portfolio.

         Between the date hereof and the Substitution Date, the language in the Jefferson National prospectus related to "Short-Term Trading Risk" is amended to eliminate the restriction that blocks trades that are the second transaction in a purchase and sale or sale and purchase in less than (7) days in the Fixed Income Portfolio or Government Securities Portfolio. Regardless, Jefferson National does not accommodate market timing activities.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2006 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.










JNL-PROS-S-0107